Exhibit 24
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,        Keith E. Bailey                    , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of debt securities, common stock, guarantees, and, if created in the future, preferred stock and/or other hybrid equity/debt securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this    12th        day of February, 2009.

        /s/ K. E. Bailey
        Keith E. Bailey
        Director

Exhibit 24
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,        Richard A. Bemis                    , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of debt securities, common stock, guarantees, and, if created in the future, preferred stock and/or other hybrid equity/debt securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this     12th        day of February, 2009.

         /s/ R. A. Bemis
        Richard A. Bemis
        Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,       William J. Brodsky                    , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of debt securities, common stock, guarantees, and, if created in the future, preferred stock and/or other hybrid equity/debt securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this    12th         day of February, 2009.

        /s/ William J. Brodsky
        William J. Brodsky
        Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,       Albert J. Budney, Jr.            , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of debt securities, common stock, guarantees, and, if created in the future, preferred stock and/or other hybrid equity/debt securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this   12th       day of February, 2009.

        /s/ Albert J. Budney, Jr.
        Albert J. Budney, Jr.
        Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,       Pastora San Juan Cafferty       , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of debt securities, common stock, guarantees, and, if created in the future, preferred stock and/or other hybrid equity/debt securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this    12th       day of February, 2009.

          /s/ Pastora San Juan Cafferty
        Pastora San Juan Cafferty
        Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,      Ellen Carnahan              , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of debt securities, common stock, guarantees, and, if created in the future, preferred stock and/or other hybrid equity/debt securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this    12th       day of February, 2009.

         /s/ Ellen Carnahan
        Ellen Carnahan
        Director

Exhibit 24
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,        Robert C. Gallagher           , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of debt securities, common stock, guarantees, and, if created in the future, preferred stock and/or other hybrid equity/debt securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this     12th       day of February, 2009.

         /s/ Robert C. Gallagher
        Robert C. Gallagher
        Director

Exhibit 24
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,       Kathryn M. Hasselblad-Pascale     , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of debt securities, common stock, guarantees, and, if created in the future, preferred stock and/or other hybrid equity/debt securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this   12th       day of February, 2009.

         /s/ Kathryn M. Hasselblad-Pascale
        Kathryn M. Hasselblad-Pascale
        Director

Exhibit 24
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,       John W. Higgins                   , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of debt securities, common stock, guarantees, and, if created in the future, preferred stock and/or other hybrid equity/debt securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this     12th      day of February, 2009.

         /s/ J. W. Higgins
        John W. Higgins
        Director

Exhibit 24
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,       James L. Kemerling                 , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of debt securities, common stock, guarantees, and, if created in the future, preferred stock and/or other hybrid equity/debt securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this     12th      day of February, 2009.

        /s/ James L. Kemerling
        James L. Kemerling
        Director

Exhibit 24
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,        Michael E. Lavin             , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of debt securities, common stock, guarantees, and, if created in the future, preferred stock and/or other hybrid equity/debt securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this   12th       day of February, 2009.

         /s/ Michael E. Lavin
        Michael E. Lavin
        Director

Exhibit 24
 POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,       William F. Protz, Jr.            , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of debt securities, common stock, guarantees, and, if created in the future, preferred stock and/or other hybrid equity/debt securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this     12th     day of February, 2009.

        /s/ William F. Protz, Jr.
        William F. Protz, Jr.
        Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,       Larry L. Weyers                  , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, Bradley A. Johnson and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of debt securities, common stock, guarantees, and, if created in the future, preferred stock and/or other hybrid equity/debt securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this  12th     day of February, 2009.

         /s/ Larry L. Weyers
        Larry L. Weyers
        Director